CONTRIBUTION AGREEMENT

                                     between

                                JAMES B. LAPORTE
                               as the Contributor

                                       and

                              SAKER ONE CORPORATION

                               as the Contributee

                          Dated as of December 15, 1998

                             CONTRIBUTION AGREEMENT

         THIS CONTRIBUTION AGREEMENT (THIS "AGREEMENT"), dated as of December 15, 1998, is between JAMES B. LAPORTE, an individual and resident of the State of Texas (THE "CONTRIBUTOR"), and SAKER ONE CORPORATION, a Utah Corporation ("CONTRIBUTEE").

                                    RECITALS

     A.Pursuant to an Acquisition Agreement dated as of December 15, 1998 (THE "ACQUISITION AGREEMENT"), Contributee acquired all of the outstanding capital stock of Triad Compressor, Inc., a Texas corporation ("TRIAD-TEXAS") in exchange for shares of common stock of Contributee issued to the shareholders of TRIAD-TEXAS (THE "SHAREHOLDERS").

     B.  Contributor  is a   Party  to that   certain  License   Agreement  (the
"COMPRESSOR AGREEMENT"), dated as of March 13, 1996, by and between Triad-Texas and Contributor, a copy of which is attached as Exhibit A.

     C. The Acquisition Agreement contemplates that concurrently with the contribution by the Shareholders of the stock of Triad-Texas, Contributor shall enter into this Agreement with Contributee.


                             STATEMENT OF AGREEMENT

         In consideration of the foregoing, the mutual representations, warranties, covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Contributor and the Contributee hereby agree as follows:

                                   ARTICLE I

                                 THE TRANSACTION

1.1 ISSUANCE OF SHARES.  Subject to the terms and  conditions  set forth herein,
the  Contributee  shall  issue  to the   Contributor  1,350,000  shares  of  the
Contributee's common stock, par value $.01 per share (the "SHARES").

1.2      ROYALTY PAYMENTS.

          (A) SEPARATION TECHNOLOGY. For the purpose of this Agreement, "SEPARATION TECHNOLOGY" shall include, but not be limited to, (i) U.S. Patent 5,902,224, and related U.S. patent filings (including, without limitation, continuations, divisionals and continuations-in-part thereof), and foreign counterpart patent filings to these, and the inventions more fully described therein, (ii) the Mass-Mass Cell Centrifuge technology described in Exhibit B to this Agreement, (iii) the Censa Rotor centrifuge technology described in Exhibit C to this Agreement, (iv) the Compressor technology described in Exhibit D to this Agreement, (v) all designs, technical information, know-how, knowledge, data specifications, test results, formulas, patent applications, drawings, prototypes and other information which arise from or relate to the selective separation and purification of gas components from a mixture thereof and (vi) all future improvements, developments, derivative works or additions to any of the aforementioned of any kind that may be developed directly or indirectly by Contributee.

          (B) ROYALTY PAYMENT. Subject to the terms and conditions set forth herein, the Contributee agrees to pay Contributor a royalty payment (the "ROYALTY PAYMENT") equal to the greater of (a) 0.444% of gross receipts derived from the use, benefit, licensing, transfer and sale of the Separation Technology, or (b) a minimum royalty payment of $4,444 per year. The right to receive royalty payments (the "ROYALTY") shall commence with respect to gross receipts received by Contributee for the calendar year ending December 31, 2000. For the purpose of this provision, gross receipts shall be interpreted to include any and all revenue that may be derived in connection with or relating to the use, benefit, licensing, transfer or sale of the Separation Technology, regardless whether such revenue was received in cash securities or other property. Royalty Payments shall be due upon such gross receipts received for the life of the Separation Technology. Contributor agrees that Royalty Payments shall attach to the Separation Technology regardless of the entity that derives the benefit from the Separation Technology, including, without limitation, continued Royalty Payments under this Agreement as a condition for the sale, transfer or conveyance of the Separation Technology to any third party.

          (C) PAYMENT. At the election of the Contributor, Royalty Payments shall be payable (i) in cash or (ii) in additional shares of common stock of the Contributee. Royalty Payments shall be paid by Contributee to Contributor within thirty (30) days after the conclusion of each calendar quarter, provided, however, that royalties based on non-U.S. or non-cash gross receipts may be paid within sixty (60) days after the conclusion of the relevant quarter. Royalty Payments shall be accompanied by a detailed accounting of the basis for such payment, identifying the source and amount of applicable revenues so received.

          (D) RIGHT TO AUDIT.  Contributee  shall,  upon  written  request  from
     Contributor, during normal business hours, but not more frequently than once each calendar year, provide access to pertinent records relating to gross receipts received and Royalties Payments payable in connection with the Separation Technology under this Agreement, to an independent accounting firm chosen by Contributor for purposes of auditing the amount of Royalty Payments due to Contributor during any calendar year. Contributee shall be responsible for all expenses associated with such audit. Upon receipt by Contributee of a request for an audit as provided hereby, Contributee shall provide a copy of such request within 10 days after receipt thereof to all Royalty holders entitled to Royalty Payments with respect to the Separation Technology. The independent audit firm selected to conduct such audit shall be designated by the holders of a majority-in-interest (by Royalty percentage) of the Royalties within 30 days after receipt by such holders of notice of a request for audit. Royalty holders who fail to designate an audit firm shall be deemed to concur with the selection of an auditor made by the Royalty holder who initiates an audit request. In no event shall Contributee be required to conduct more than one audit per year on behalf of all royalty holders.

1.3 ASSIGNMENT. Subject to the terms and conditions set forth herein, and as full consideration for the issuance of the Shares by the Contributee to Contributor, and the Royalty Payments to be paid hereunder, the Contributor hereby grants, assigns, transfers, conveys, delivers and confirms unto Contributee and its successors and assigns forever, all right, title and interest in and to the Compressor Agreement, free and clear of all claims, liens and encumbrances other than the right of Contributor to receive the Royalty Payment pursuant to this Agreement. Contributee hereby accepts such assignment and hereby assumes all duties and obligations of Contributor with respect to the Compressor Agreement.

1.4      THE CLOSING.

          (A) CLOSING OF TRANSACTIONS. The Closing of all transactions set forth herein (the "CLOSING"), including all transfers, assignments and payments, shall occur effective as of the date hereof at such place as the parties may mutually agree. The date on which the Closing of all of the transactions contemplated hereby occurs is herein referred to as the "CLOSING DATE."

          (B) DELIVERIES BY THE CONTRIBUTEE. At the Closing, the Contributee shall deliver to the Contributor: (i) one or more stock certificates representing the Shares, each registered in such names as the Contributor shall designate, (ii) all other documents, instruments and writings required to be delivered at or prior to the Closing by the Contributee in order to complete the transactions contemplated by this Agreement.

          (C) DELIVERIES BY THE CONTRIBUTOR. At the Closing, the Contributor shall deliver to the Contributee all documents, instruments and writings required to be executed and delivered at or prior to the Closing by the Contributor in order to complete the transactions contemplated by this Agreement.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

2.1 REPRESENTATIONS AND WARRANTIES OF THE CONTRIBUTEE. The Contributee hereby represents and warrants to the Contributor as of the date hereof:

          (A) ORGANIZATION AND QUALIFICATION. The Contributee is a corporation, duly organized, validly existing and in good standing under the laws of the State of Utah, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Contributee is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have a material adverse effect on the business, assets or financial condition of the Contributee.

          (B) AUTHORIZATION; ENFORCEMENT. The Contributee has the requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Contributee and the consummation by it of the transactions contemplated hereby and thereby has been duly authorized by all requisite corporate action on the part of the Contributee. This Agreement has been duly executed and delivered by the Contributee and constitutes the legal, valid and binding obligation of the Contributee enforceable against the Contributee in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws affecting creditors' rights or by other equitable principles of general application. The execution, delivery and performance of this Agreement by the Contributee and the consummation by the Contributee of the transactions contemplated hereby will not require any notice to, filing with, or the consent, approval or authorization of any person or governmental authority.

          (C) CAPITALIZATION. The authorized capital stock of the Contributee consists of 25,000,000 shares of common stock, 14,600,000 shares of which are issued and outstanding. No shares of any capital stock of the Contributee are entitled to preemptive or similar rights, nor is any holder entitled to preemptive or similar rights arising out of any agreement or understanding with the Contributee. There are no outstanding options, warrants, conversion rights, exchange rights, exercise rights, calls, commitments or other rights of any character whatsoever giving any person any right to subscribe for or acquire any capital stock of the Contributee, or any contracts, commitments, understandings, or arrangements by which the Contributee is or may become bound to issue additional shares of its capital stock.

          (D) ISSUANCE OF SHARES. The Shares have been duly authorized, and when issued and paid for in accordance with the terms hereof, shall be validly issued, fully paid and nonassessable.

          (E) NO CONFLICTS. The execution, delivery and performance of this Agreement and the Royalty Agreement by the Contributee and the consummation by the Contributee of the transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Contributee's charter documents or bylaws; (ii) conflict with, constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Contributee is a party or by which any asset of the Contributee is bound or affected; or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Contributee is subject (including federal and state securities laws and regulations), or by which any asset of the Contributee is bound or affected.

          (F) PRIVATE OFFERING. The offer and sale of the Shares are exempt from registration under Section 5 of The Securities Act of 1933, as amended (the "SECURITIES ACT"). Neither the Contributee nor any person acting on its behalf has taken or will take any action which might subject the offering, issuance or sale of the Shares to the registration requirements of Section 5 of the Securities Act.

2.2 REPRESENTATIONS AND WARRANTIES OF THE CONTRIBUTOR. The Contributor hereby represents and warrants to the Contributee as of the date hereof:

          (A) POWER AND AUTHORITY. The Contributor is an individual residing in the State of Minnesota. The Contributor has the requisite competence and authority to execute and deliver the Agreement, to perform his obligations hereunder and to consummate the transactions contemplated hereby.

          (B) ENFORCEMENT. This Agreement has been duly executed and delivered by the Contributor and constitutes the legal, valid and binding obligation of the Contributor enforceable against the Contributor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws affecting creditors' rights or by other equitable principles of general application. The execution, delivery and performance of this Agreement by the Contributor and the consummation by the Contributor of the transactions contemplated hereby will not require any notice to, filing with, or the consent, approval or authorization of any person or governmental authority.

          (C) INVESTMENT INTENT. The Contributor is acquiring the Shares for Contributor's own account for investment purposes only and not with a view to or for distributing or reselling the Shares or any part thereof or interest therein, without prejudice, however, to the Contributor's right at all times to sell or otherwise dispose of all or any part of the Shares pursuant to an effective registration statement under the Securities Act and in compliance with applicable state securities laws, or under an exemption from such registration.

          (D) ACCESS TO INFORMATION. The Contributor acknowledges that Contributor has been afforded: (i) the opportunity to ask such questions as he deemed necessary of, and to receive answers from, representatives of the Contributee concerning the terms and conditions of the offering of the Shares, and the merits and risks of investing in the Shares; (ii) access to information about the Contributee and the Contributee's financial condition, results of operations, business, properties, management and prospects sufficient to enable him to evaluate his investment; and (iii) the opportunity to obtain such additional information which the Contributee possesses or can acquire without unreasonable effort or expense that the Contributor believes is necessary to make an informed investment decision with respect to the Shares.

          (E) NO VIOLATIONS; CONFLICTS. The execution, delivery and performance of this Agreement by the Contributor and the consummation by the Contributor of the transactions contemplated hereby do not and will not:
     (i) conflict with, constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Contributor is a party or by which any property of the Contributor is bound or affected; or (ii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Contributor is subject (including federal and state securities laws and regulations), or by which any asset of the Contributor is bound or affected. The Contributor has not granted, assigned, transferred or conveyed any right, title or interest whatsoever in or to the Separation Technology to any person or entity other than the
     Contributee,   and  no  lien  exists  on,  in  or  against  the  Separation
     Technology.

                                  ARTICLE III

                         OTHER AGREEMENTS OF THE PARTIES

3.1      TRANSFER RESTRICTIONS.

          (A) REGISTRATION REQUIREMENTS. If the Contributor decides to dispose of any of the Shares held by Contributor, the Contributor understands and agrees that he may do so only pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act.

          (B) LEGEND. The Contributor agrees to the imprinting of the following legend on the certificates representing the Shares:

                  THE ISSUANCE OF THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

                                   ARTICLE IV

                           INDEMNIFICATION AND DAMAGES

4.1 INDEMNIFICATION BY CONTRIBUTEE. The Contributee shall indemnify, defend, and hold the Contributor and its successors and assigns harmless from any and all claims, losses, liabilities and damages, including, without limitation, amounts paid in settlement, reasonable costs of investigation and reasonable fees and disbursements of counsel, directly or indirectly related or arising with respect to (i) any inaccuracy in any representation or warranty of the Contributee under this Agreement; or (ii) any failure to perform or observe any covenant or agreement to be performed by the Contributee set forth in this Agreement or any document delivered to the Contributor pursuant to this Agreement.

4.2 INDEMNIFICATION BY CONTRIBUTOR. The Contributor shall indemnify, defend, and hold the Contributee and its successors and assigns harmless from and against any and all claims, losses, liabilities and damages, including, without limitation, amounts paid in settlement, reasonable costs of investigation and reasonable fees and disbursements of counsel, directly or indirectly related or arising with respect to (i) any inaccuracy in any representation or warranty of the Contributor under this Agreement; or (ii) any failure to perform or observe any covenant or agreement to be performed by the Contributor set forth in this Agreement or any document delivered to the Contributee pursuant to this Agreement.

                                   ARTICLE V

                                  MISCELLANEOUS

5.1 FEES AND EXPENSES. The Contributee shall pay the fees and expenses of both the Contributee and the Contributor incident to the negotiation, preparation, execution, delivery and performance of this Agreement. In connection therewith, the Contributee shall promptly reimburse the Contributor for any such fees and expenses that Contributor has incurred, including the fees and expenses of the Contributor's legal counsel. The Contributee shall pay all stamp and other taxes and duties levied in connection with the issuance of the Securities pursuant hereto.

5.2 ENTIRE AGREEMENT; AMENDMENTS. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

5.3 NOTICES. Any notice or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed to the address listed below:

         If to the Contributee:

                  SAKER ONE CORPORATION
                  Coble Building
                  620 S. Taylor
                  Amarillo, Texas  79101

                  Attention:  Scott Brosier

         If to the Contributor:

                  James B. LaPorte
                  284 Enclaves
                  Coppell, TX  75019

or such other address as may be designated in writing hereafter, in the same manner, by such person.

5.4 AMENDMENTS; WAIVERS. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Contributee and the Contributor; or in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

5.5 HEADINGS. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.6 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.

5.7 GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Texas without regard to the principles of conflicts of law thereof.

5.8 SURVIVAL. The agreements, covenants, and representations and warranties contained in this Agreement shall survive the Closing.

5.9 COUNTERPARTS. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the executing party with the same force and effect as if such facsimile signature page were an original thereof.

5.10 SEVERABILITY. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

5.11 FURTHER ASSURANCES. Each party to this Agreement agrees to execute such documents or instruments, and to take such action, as the other party may reasonably request after the Closing Date in order to effectuate and perfect the transactions contemplated hereby.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the date first above written.


                        CONTRIBUTOR

                        _______________________________
                        James B. LaPorte



                        CONTRIBUTEE

                        SAKER ONE CORPORATION, a Utah corporation


                        By:____________________________
                        Name:__________________________
                        Title:_________________________


                              DISCLAIMER OF RIGHTS

Trinity Research, Inc., a Minnesota corporation and Michael R. Bloom hereby acknowledge and confirm that neither of such parties have any rights to the Compressor Agreement or the technology that is the subject thereof, having heretofore transferred all rights to such technology to Triad Compressor, Inc., a Texas corporation.

                        TRINITY RESEARCH, INC.


                        By:___________________________

                        Name:_________________________

                        Title:________________________

                        ______________________________
                        MICHAEL R. BLOOM

                       CONSENT TO TRANSFER AND ASSIGNMENT

Triad Compressor, Inc., a Texas corporation hereby consents to the assignment by Contributor to Contributee of Contributor's right, title and interest in and to the compressor agreement as described above.

                        TRIAD COMPRESSOR, INC.


                        By:___________________________
                        Name:_________________________
                        Title:________________________

                             CONTRIBUTION AGREEMENT

                                     between

                         THE KADEN GORDON GROUP I, LTD.
                               as the Contributor

                                       and

                              SAKER ONE CORPORATION

                               as the Contributee

                          Dated as of December 15, 1998

                             CONTRIBUTION AGREEMENT

         THIS CONTRIBUTION AGREEMENT (THIS "AGREEMENT"), dated as of December 15, 1998, is between THE KADEN GORDON GROUP 1, LTD., a Texas limited partnership (THE "CONTRIBUTOR"), and SAKER ONE CORPORATION, a Utah Corporation ("CONTRIBUTEE").

                                    RECITALS

     A.Pursuant to an Acquisition Agreement dated as of December 15, 1998 (THE "ACQUISITION AGREEMENT"), Contributee acquired all of the outstanding capital stock of Triad Compressor, Inc., a Texas corporation ("TRIAD-TEXAS") in exchange for shares of common stock of Contributee issued to the shareholders of TRIAD-TEXAS (THE "SHAREHOLDERS").

     B. Contributor is a Party to that certain Organization and Licensing Agreement (the "KG CENTRIFUGE AGREEMENT"), dated as of December 1, 1994, by and between Trinity Research, Inc. ("TRINITY") and Contributor, a copy of which is attached as Exhibit A.

     C. The Acquisition Agreement contemplates that concurrently with the contribution by the Shareholders of the stock of Triad-Texas, Contributor shall enter into this Agreement with Contributee.


                             STATEMENT OF AGREEMENT

         In consideration of the foregoing, the mutual representations, warranties, covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Contributor and the Contributee hereby agree as follows:

                                   ARTICLE I

                                 THE TRANSACTION

1.1 ISSUANCE OF SHARES. Subject to the terms and conditions set forth herein, the Contributee shall issue to the Contributor 800,000 shares of the contributee's common stock, par value $.01 per share (THE "SHARES").

1.2      ROYALTY PAYMENTS.

          (A) SEPARATION TECHNOLOGY. For the purpose of this Agreement, "SEPARATION TECHNOLOGY" shall include, but not be limited to, (i) U.S. Patent 5,902,224, and related U.S. patent filings (including, without limitation, continuations, divisionals and continuations-in-part thereof), and foreign counterpart patent filings to these, and the inventions more fully described therein, (ii) the Mass-Mass Cell Centrifuge technology described in Exhibit B to this Agreement, (iii) the Censa Rotor centrifuge technology described in Exhibit C to this Agreement, (iv) the Compressor technology described in Exhibit D to this Agreement, (v) all designs, technical information, know-how, knowledge, data specifications, test results, formulas, patent applications, drawings, prototypes and other information which arise from or relate to the selective separation and purification of gas components from a mixture thereof and (vi) all future improvements, developments, derivative works or additions to any of the aforementioned of any kind that may be developed directly or indirectly by Contributee.

          (B) ROYALTY PAYMENT. Subject to the terms and conditions set forth herein, the Contributee agrees to pay Contributor a royalty payment (the "ROYALTY PAYMENT") equal to the greater of (a) 0.444% of gross receipts derived from the use, benefit, licensing, transfer and sale of the Separation Technology, or (b) a minimum royalty payment of $4,444 per year. The right to receive royalty payments (the "ROYALTY") shall commence with respect to gross receipts received by Contributee for the calendar year ending December 31, 2000. For the purpose of this provision, gross receipts shall be interpreted to include any and all revenue that may be derived in connection with or relating to the use, benefit, licensing, transfer or sale of the Separation Technology, regardless whether such revenue was received in cash securities or other property. Royalty Payments shall be due upon such gross receipts received for the life of the Separation Technology. Contributor agrees that Royalty Payments shall attach to the Separation Technology regardless of the entity that derives the benefit from the Separation Technology, including, without limitation, continued Royalty Payments under this Agreement as a condition for the sale, transfer or conveyance of the Separation Technology to any third party.

1.3 ASSIGNMENT. Subject to the terms and conditions set forth herein, and as full consideration for the issuance of the Shares by the Contributee to Contributor, the Contributor hereby grants, assigns, transfers, conveys, delivers and confirms unto Contributee and its successors and assigns forever, all right, title and interest in and to the KG Centrifuge Agreement, free and clear of all claims, liens and encumbrances. Contributee hereby accepts such assignment and hereby assumes all duties and obligations of Contributor with respect to the KG Centrifuge Agreement.

1.4      THE CLOSING.

          (A) CLOSING OF TRANSACTIONS. The Closing of all transactions set forth herein (the "CLOSING"), including all transfers, assignments and payments, shall occur effective as of the date hereof at such place as the parties may mutually agree. The date on which the Closing of all of the transactions contemplated hereby occurs is herein referred to as the "CLOSING DATE."

          (B) DELIVERIES BY THE CONTRIBUTEE. At the Closing, the Contributee shall deliver to the Contributor: (i) one or more stock certificates representing the Shares, each registered in such names as the Contributor shall designate, (ii) all other documents, instruments and writings required to be delivered at or prior to the Closing by the Contributee in order to complete the transactions contemplated by this Agreement.

          (C) DELIVERIES BY THE CONTRIBUTOR. At the Closing, the Contributor shall deliver to the Contributee all documents, instruments and writings required to be executed and delivered at or prior to the Closing by the Contributor in order to complete the transactions contemplated by this Agreement.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

2.1 REPRESENTATIONS AND WARRANTIES OF THE CONTRIBUTEE. The Contributee hereby represents and warrants to the Contributor as of the date hereof:

          (A) ORGANIZATION AND QUALIFICATION. The Contributee is a corporation, duly organized, validly existing and in good standing under the laws of the State of Utah, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Contributee is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have a material adverse effect on the business, assets or financial condition of the Contributee.

          (B) AUTHORIZATION; ENFORCEMENT. The Contributee has the requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Contributee and the consummation by it of the transactions contemplated hereby and thereby has been duly authorized by all requisite corporate action on the part of the Contributee. This Agreement has been duly executed and delivered by the Contributee and constitutes the legal, valid and binding obligation of the Contributee enforceable against the Contributee in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws affecting creditors' rights or by other equitable principles of general application. The execution, delivery and performance of this Agreement by the Contributee and the consummation by the Contributee of the transactions contemplated hereby will not require any notice to, filing with, or the consent, approval or authorization of any person or governmental authority.

          (C) CAPITALIZATION. The authorized capital stock of the Contributee consists of 25,000,000 shares of common stock, 14,600,000 shares of which are issued and outstanding. No shares of any capital stock of the Contributee are entitled to preemptive or similar rights, nor is any holder entitled to preemptive or similar rights arising out of any agreement or understanding with the Contributee. There are no outstanding options, warrants, conversion rights, exchange rights, exercise rights, calls, commitments or other rights of any character whatsoever giving any person any right to subscribe for or acquire any capital stock of the Contributee, or any contracts, commitments, understandings, or arrangements by which the Contributee is or may become bound to issue additional shares of its capital stock.

          (D) ISSUANCE OF SHARES. The Shares have been duly authorized, and when issued and paid for in accordance with the terms hereof, shall be validly issued, fully paid and nonassessable.

          (E) NO CONFLICTS. The execution, delivery and performance of this Agreement and the Royalty Agreement by the Contributee and the consummation by the Contributee of the transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the

     Contributee's charter documents or bylaws; (ii) conflict with, constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Contributee is a party or by which any asset of the Contributee is bound or affected; or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Contributee is subject (including federal and state securities laws and regulations), or by which any asset of the Contributee is bound or affected.

          (F) PRIVATE OFFERING. The offer and sale of the Shares are exempt from registration under Section 5 of The Securities Act of 1933, as amended (the "SECURITIES ACT"). Neither the Contributee nor any person acting on its behalf has taken or will take any action which might subject the offering, issuance or sale of the Shares to the registration requirements of Section 5 of the Securities Act.

2.2 REPRESENTATIONS AND WARRANTIES OF THE CONTRIBUTOR. The Contributor hereby represents and warrants to the Contributee as of the date hereof:

          (A) POWER AND AUTHORITY. The Contributor is a duly organized and validly existing Texas limited partnership. The Contributor has the requisite power and authority to execute and deliver the Agreement, to perform his obligations hereunder and to consummate the transactions contemplated hereby.

          (B) ENFORCEMENT. This Agreement has been duly executed and delivered by the Contributor and constitutes the legal, valid and binding obligation of the Contributor enforceable against the Contributor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws affecting creditors' rights or by other equitable principles of general application. The execution, delivery and performance of this Agreement by the Contributor and the consummation by the Contributor of the transactions contemplated hereby will not require any notice to, filing with, or the consent, approval or authorization of any person or governmental authority.

          (C) INVESTMENT INTENT. The Contributor is acquiring the Shares for Contributor's own account for investment purposes only and not with a view to or for distributing or reselling the Shares or any part thereof or interest therein, without prejudice, however, to the Contributor's right at all times to sell or otherwise dispose of all or any part of the Shares pursuant to an effective registration statement under the Securities Act and in compliance with applicable state securities laws, or under an exemption from such registration.

          (D) ACCESS TO INFORMATION. The Contributor acknowledges that Contributor has been afforded: (i) the opportunity to ask such questions as he deemed necessary of, and to receive answers from, representatives of the Contributee concerning the terms and conditions of the offering of the Shares, and the merits and risks of investing in the Shares; (ii) access to information about the Contributee and the Contributee's financial condition, results of operations, business, properties, management and prospects sufficient to enable him to evaluate his investment; and (iii) the opportunity to obtain such additional information which the Contributee possesses or can acquire without unreasonable effort or expense that the Contributor believes is necessary to make an informed investment decision with respect to the Shares.

          (E) NO VIOLATIONS; CONFLICTS. The execution, delivery and performance of this Agreement by the Contributor and the consummation by the Contributor of the transactions contemplated hereby do not and will not:
     (i) conflict with, constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Contributor is a party or by which any property of the Contributor is bound or affected; or (ii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Contributor is subject (including federal and state securities laws and regulations), or by which any asset of the Contributor is bound or affected. The Contributor has not granted, assigned, transferred or conveyed any right, title or interest whatsoever in or to the Separation Technology to any person or entity other than the
     Contributee,   and  no  lien  exists  on,  in  or  against  the  Separation
     Technology.


                                  ARTICLE III

                         OTHER AGREEMENTS OF THE PARTIES

3.1      TRANSFER RESTRICTIONS.

          (A) REGISTRATION REQUIREMENTS. If the Contributor decides to dispose of any of the Shares held by Contributor, the Contributor understands and agrees that he may do so only pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act.

          (B) LEGEND. The Contributor agrees to the imprinting of the following legend on the certificates representing the Shares:

                  THE ISSUANCE OF THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

                                   ARTICLE IV

                           INDEMNIFICATION AND DAMAGES

4.1 INDEMNIFICATION BY CONTRIBUTEE. The Contributee shall indemnify, defend, and hold the Contributor and its successors and assigns harmless from any and all claims, losses, liabilities and damages, including, without limitation, amounts paid in settlement, reasonable costs of investigation and reasonable fees and disbursements of counsel, directly or indirectly related or arising with respect to (i) any inaccuracy in any representation or warranty of the Contributee under this Agreement; or (ii) any failure to perform or observe any covenant or agreement to be performed by the Contributee set forth in this Agreement or any document delivered to the Contributor pursuant to this Agreement.

4.2 INDEMNIFICATION BY CONTRIBUTOR. The Contributor shall indemnify, defend, and hold the Contributee and its successors and assigns harmless from and against any and all claims, losses, liabilities and damages, including, without limitation, amounts paid in settlement, reasonable costs of investigation and reasonable fees and disbursements of counsel, directly or indirectly related or arising with respect to (i) any inaccuracy in any representation or warranty of the Contributor under this Agreement; or (ii) any failure to perform or observe any covenant or agreement to be performed by the Contributor set forth in this Agreement or any document delivered to the Contributee pursuant to this Agreement.


                                   ARTICLE V

                                  MISCELLANEOUS

5.1 FEES AND EXPENSES. The Contributee shall pay the fees and expenses of both the Contributee and the Contributor incident to the negotiation, preparation, execution, delivery and performance of this Agreement. In connection therewith, the Contributee shall promptly reimburse the Contributor for any such fees and expenses that Contributor has incurred, including the fees and expenses of the Contributor's legal counsel. The Contributee shall pay all stamp and other taxes and duties levied in connection with the issuance of the Securities pursuant hereto.

5.2 ENTIRE AGREEMENT; AMENDMENTS. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

5.3 NOTICES. Any notice or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed to the address listed below:

         If to the Contributee:

                  SAKER ONE CORPORATION
                  Coble Building
                  620 S. Taylor
                  Amarillo, Texas  79101

                  Attention:  Scott Brosier

         If to the Contributor:

                  The Kaden Gordon Group I, Ltd.
                  4925 Greenville Avenue, Suite 1022
                  Dallas, Texas  75206

or such other address as may be designated in writing hereafter, in the same manner, by such person.

5.4 AMENDMENTS; WAIVERS. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Contributee and the Contributor; or in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

5.5 HEADINGS. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.6 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.

5.7 GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Texas without regard to the principles of conflicts of law thereof.

5.8 SURVIVAL. The agreements, covenants, and representations and warranties contained in this Agreement shall survive the Closing.

5.9 COUNTERPARTS. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the executing party with the same force and effect as if such facsimile signature page were an original thereof.

5.10 SEVERABILITY. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

5.11 FURTHER ASSURANCES. Each party to this Agreement agrees to execute such documents or instruments, and to take such action, as the other party may reasonably request after the Closing Date in order to effectuate and perfect the transactions contemplated hereby.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the date first above written.


                        CONTRIBUTOR

                        The Kaden Gordon Group I, Ltd.

                        By:____________________________
                        Name:__________________________
                        Title:_________________________



                        CONTRIBUTEE

                        SAKER ONE CORPORATION, a Utah corporation

                        By:____________________________
                        Name:__________________________
                        Title:_________________________



                       CONSENT TO TRANSFER AND ASSIGNMENT

Trinity Research, Inc., a Minnesota corporation and Michael R. Bloom hereby consent to the assignment by Contributor to Contributee of Contributor's right, title and interest in and to the KG Centrifuge Agreement as described above.

                        TRINITY RESEARCH, INC.


                        By:___________________________
                        Name:_________________________
                        Title:________________________

                        ______________________________
                        Michael R. Bloom

                             CONTRIBUTION AGREEMENT

                                     between

                             TRINITY RESEARCH, INC.

                                      and

                                MICHAEL R. BLOOM
                               as the Contributors

                                       and

                              SAKER ONE CORPORATION
                               as the Contributee

                          Dated as of December 15, 1998

                             CONTRIBUTION AGREEMENT

         THIS CONTRIBUTION AGREEMENT (THIS "AGREEMENT"), dated as of December 15, 1998, is between TRINITY RESEARCH, INC., a Minnesota corporation ("TRINITY") MICHAEL R. BLOOM, an individual and resident of the State of Minnesota ("BLOOM"), and SAKER ONE CORPORATION, a Utah Corporation ("CONTRIBUTEE").

                                    RECITALS

     A.Pursuant to an Acquisition Agreement dated as of December 15, 1998 (THE "ACQUISITION AGREEMENT"), Contributee acquired all of the outstanding capital stock of Triad Compressor, Inc., a Texas corporation ("TRIAD-TEXAS") in exchange for shares of common stock of Contributee issued to the shareholders of TRIAD-TEXAS (THE "SHAREHOLDERS").

     B. Trinity and Bloom (collectively referred to herein as the "CONTRIBUTORS") are parties to that certain Exclusive License and Research Agreement, dated as of May 1, 1994, by and between Trinity Research, Inc., Michael R. Bloom, and Natural Resources Limited company (the "NRL CENTRIFUGE AGREEMENT"), a copy of which is attached as Exhibit A-2.

     C. The Acquisition Agreement contemplates that concurrently with the contribution by the Shareholders of the stock of Triad-Texas, Contributor shall enter into this Agreement with Contributee.

     D. Trinity and Bloom have heretofore transferred and assigned to Triad-Texas all rights in and to any technology that is the subject of that certain License Agreement (the "COMPRESSOR AGREEMENT") dated as of March 13, 1996 by and between James B. LaPorte and Triad-Texas, a copy of which is attached as Exhibit A-3.

     E. Trinity and Bloom have individually or collectively developed certain technology (the "TRANSFERRED TECHNOLOGY") including, but not limited to, (i) U.S. Patent 5,902,224, and related U.S. patent filings (including, without limitation, continuations, divisionals and continuations-in-part thereof), and foreign counterpart patent filings to these, and the inventions more fully described therein, (ii) the Mass-Mass Cell Centrifuge technology described in Exhibit B to this Agreement, (iii) the Censa Rotor centrifuge technology described  in  Exhibit  C to this  Agreement,  (iv)  the  Compressor  technology described in Exhibit D to this Agreement, (v) all designs, technical information, know-how, knowledge, data specifications, test results, formulas, patent applications, drawings, prototypes and other information which arise from or relate to the selective separation and purification of gas components from a mixture thereof and (vi) all future improvements, developments, derivative works or additions to any of the aforementioned of any kind that may be developed directly or indirectly by Contributors.

     F. The Acquisition Agreement contemplates that concurrently with the contribution by the Shareholders of the stock of Triad-Texas, Contributors shall enter into this Agreement with Contributee.

                             STATEMENT OF AGREEMENT

         In consideration of the foregoing, the mutual representations, warranties, covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Contributor and the Contributee hereby agree as follows:

                                   ARTICLE I

                                 THE TRANSACTION

1.1 ISSUANCE OF SHARES. Subject to the terms and conditions set forth herein at the Closing, the Contributee shall issue to the Contributors 2,500,000 shares of the Contributee's common stock, par value $.01 per share (the "SHARES"). The Contributors agree that the shares shall be issued to Bloom in full satisfaction of Contributee's obligation hereunder to issue the shares to Contributors.

1.2      ROYALTY PAYMENTS.

          (A) SEPARATION TECHNOLOGY. For the purpose of this Agreement, "SEPARATION TECHNOLOGY" shall include, but not be limited to, (i) U.S. Patent 5,902,224, and related U.S. patent filings (including, without limitation, continuations, divisionals and continuations-in-part thereof), and foreign counterpart patent filings to these, and the inventions more fully described therein, (ii) the Mass-Mass Cell Centrifuge technology described in Exhibit B to this Agreement, (iii) the Censa Rotor centrifuge technology described in Exhibit C to this Agreement, (iv) the Compressor technology described in Exhibit D to this Agreement, (v) all designs, technical information, know-how, knowledge, data specifications, test results, formulas, patent applications, drawings, prototypes and other information which arise from or relate to the selective separation and purification of gas components from a mixture thereof and (vi) all future improvements, developments, derivative works or additions to any of the aforementioned of any kind that may be developed directly or indirectly by Contributee.

          (B) ROYALTY PAYMENT. Subject to the terms and conditions set forth herein and effected at the Closing Date, the Contributee agrees to pay Contributors an aggregate royalty payment (the "ROYALTY PAYMENT") equal to the greater of (a) 0.444% of gross receipts derived from the use, benefit, licensing, transfer and sale of the Separation Technology, or (b) a minimum royalty payment of $4,444 per year. The right to receive royalty payments (the "ROYALTY") shall commence with respect to gross receipts received by Contributee for the calendar year ending December 31, 2000. For the purpose of this provision, gross receipts shall be interpreted to include any and all revenue that may be derived in connection with or relating to the use, benefit, licensing, transfer or sale of the Separation Technology, regardless whether such revenue was received in cash securities or other property. Royalty Payments shall be due upon such gross receipts received for the life of the Separation Technology. Contributors and Contributee agree that Royalty Payments shall attach to the Separation Technology regardless of the entity that derives the benefit from the Separation Technology, including, without limitation, continued Royalty Payments under this Agreement as a condition for the sale, transfer or conveyance of the Separation Technology to any third party.

          (C) PAYMENT. At the election of the Contributors, Royalty Payments shall be payable (i) in cash or (ii) in additional shares of common stock of the Contributee. Royalty Payments shall be paid by Contributee to Contributor within thirty (30) days after the conclusion of each calendar quarter, provided, however, that royalties based on non-U.S. or non-cash gross receipts may be paid within sixty (60) days after the conclusion of the relevant quarter. Royalty Payments shall be accompanied by a detailed accounting of the basis for such payment, identifying the source and amount of applicable revenues so received. Contributors hereby agree that all Royalty Payments to be made pursuant to this Agreement shall be made to Bloom in full satisfaction of Contributee's obligation hereunder to pay royalties to Contributors and all elections, notices or other actions that may be taken by Contributors shall be taken solely by Bloom.

          (D) RIGHT TO AUDIT.  Contributee  shall,  upon  written  request  from
     Contributor, during normal business hours, but not more frequently than once each calendar year, provide access to pertinent records relating to gross receipts received and Royalties Payments payable in connection with the Separation Technology under this Agreement, to an independent accounting firm chosen by Contributor for purposes of auditing the amount of Royalty Payments due to Contributor during any calendar year. Contributee shall be responsible for all expenses associated with such audit. Upon receipt by Contributee of a request for an audit as provided hereby, Contributee shall provide a copy of such request within 10 days after receipt thereof to all Royalty holders entitled to Royalty Payments with respect to the Separation Technology. The independent audit firm selected to conduct such audit shall be designated by the holders of a majority-in-interest (by Royalty percentage) of the Royalties within 30 days after receipt by such holders of notice of a request for audit. Royalty holders who fail to designate an audit firm shall be deemed to concur with the selection of an auditor made by the Royalty holder who initiates an audit request. In no event shall Contributee be required to conduct more than one audit per year on behalf of all royalty holders.

1.3 ASSIGNMENT. Subject to the terms and conditions set forth herein, and as full consideration for the issuance of the Shares by the Contributee to Contributors, and the Royalty Payment to be paid hereunder, the Contributors hereby grant, assign, transfer, convey, deliver and confirm unto Contributee and its successors and assigns forever, all right, title and interest in and to the NRL Centrifuge Agreement, the KG Centrifuge Agreement, the Compressor Agreement and the Transferred Technology, free and clear of all claims, liens and encumbrances other than the right of Contributors to receive the Royalty Payment pursuant to this Agreement. Contributee hereby accepts such assignment and hereby assumes all duties and obligations of Contributors with respect to the NRL Centrifuge Agreement, the KG Centrifuge Agreement, the Compressor Agreement and the Transferred Technology.

1.4      THE CLOSING.

          (A) CLOSING OF TRANSACTIONS. The Closing of all transactions set forth herein (the "CLOSING"), including all transfers, assignments and payments, shall occur effective the date hereof at such place as the parties may mutually agree. The date on which the Closing of all of the transactions contemplated hereby occurs is herein referred to as the "CLOSING DATE."

          (B) DELIVERIES BY THE CONTRIBUTEE. At the Closing, the Contributee shall deliver to the Contributors: (i) one or more stock certificates representing the Shares, each registered in the name of Bloom, (ii) all other documents, instruments and writings required to be delivered at or prior to the Closing by the Contributee in order to complete the transactions contemplated by this Agreement.

          (C) DELIVERIES BY THE CONTRIBUTOR. At the Closing, the Contributor shall deliver to the Contributee all documents, instruments and writings required to be executed and delivered at or prior to the Closing by the Contributor in order to complete the transactions contemplated by this Agreement.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

2.1 REPRESENTATIONS AND WARRANTIES OF THE CONTRIBUTEE. The Contributee hereby represents and warrants to the Contributor as of the date hereof:

          (A) ORGANIZATION AND QUALIFICATION. The Contributee is a corporation, duly organized, validly existing and in good standing under the laws of the State of Utah, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Contributee is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have a material adverse effect on the business, assets or financial condition of the Contributee.

          (B) AUTHORIZATION; ENFORCEMENT. The Contributee has the requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Contributee and the consummation by it of the transactions contemplated hereby and thereby has been duly authorized by all requisite corporate action on the part of the Contributee. This Agreement has been duly executed and delivered by the Contributee and constitutes the legal, valid and binding obligation of the Contributee enforceable against the Contributee in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws affecting creditors' rights or by other equitable principles of general application. The execution, delivery and performance of this Agreement by the Contributee and the consummation by the Contributee of the transactions contemplated hereby will not require any notice to, filing with, or the consent, approval or authorization of any person or governmental authority.

          (C) CAPITALIZATION. The authorized capital stock of the Contributee consists of 25,000,000 shares of common stock, 14,600,000 shares of which are issued and outstanding. No shares of any capital stock of the Contributee are entitled to preemptive or similar rights, nor is any holder entitled to preemptive or similar rights arising out of any agreement or understanding with the Contributee. There are no outstanding options, warrants, conversion rights, exchange rights, exercise rights, calls, commitments or other rights of any character whatsoever giving any person any right to subscribe for or acquire any capital stock of the Contributee, or any contracts, commitments, understandings, or arrangements by which the Contributee is or may become bound to issue additional shares of its capital stock.

          (D) ISSUANCE OF SHARES. The Shares have been duly authorized, and when issued and paid for in accordance with the terms hereof, shall be validly issued, fully paid and nonassessable.

          (E) NO CONFLICTS. The execution, delivery and performance of this Agreement and the Royalty Agreement by the Contributee and the consummation by the Contributee of the transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Contributee's charter documents or bylaws; (ii) conflict with, constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Contributee is a party or by which any asset of the Contributee is bound or affected; or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Contributee is subject (including federal and state securities laws and regulations), or by which any asset of the Contributee is bound or affected.

          (F) PRIVATE OFFERING. The offer and sale of the Shares are exempt from registration under Section 5 of The Securities Act of 1933, as amended (the "SECURITIES ACT"). Neither the Contributee nor any person acting on its behalf has taken or will take any action which might subject the offering, issuance or sale of the Shares to the registration requirements of Section 5 of the Securities Act.

2.2 REPRESENTATIONS AND WARRANTIES OF THE CONTRIBUTORS. The Contributors hereby represent and warrant to the Contributee as of the date hereof:

          (A) ORGANIZATION AND QUALIFICATION. Trinity is a corporation, duly organized, validly existing and in good standing under the laws of the State of Minnesota, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Trinity is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have a material adverse effect on the business, assets or financial condition of the Trinity.

          (B) POWER AND AUTHORITY. Trinity has the requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Trinity and the consummation by it of the transactions contemplated hereby and thereby has been duly authorized by all requisite corporate action on the part of Trinity. Bloom is an individual residing in the State of Minnesota. Bloom has the requisite competence and authority to execute and deliver the Agreement, to perform his obligations hereunder and to consummate the transactions contemplated hereby.

          (C) ENFORCEMENT. This Agreement has been duly executed and delivered by the Contributors and constitutes the legal, valid and binding obligation of the Contributors enforceable against the Contributor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws affecting creditors' rights or by other equitable principles of general application. The execution, delivery and performance of this Agreement by the Contributors and the consummation by the Contributors of the transactions contemplated hereby will not require any notice to, filing with, or the consent, approval or authorization of any person or governmental authority.

          (D) INVESTMENT INTENT. The Contributors are acquiring the Shares for Contributors' own account for investment purposes only and not with a view to or for distributing or reselling the Shares or any part thereof or interest therein, without prejudice, however, to the Contributors' right at all times to sell or otherwise dispose of all or any part of the Shares pursuant to an effective registration statement under the Securities Act and in compliance with applicable state securities laws, or under an exemption from such registration.

          (E) ACCESS TO INFORMATION. The Contributors acknowledge that Contributors have been afforded: (i) the opportunity to ask such questions as he deemed necessary of, and to receive answers from, representatives of the Contributee concerning the terms and conditions of the offering of the Shares, and the merits and risks of investing in the Shares; (ii) access to information about the Contributee and the Contributee's financial condition, results of operations, business, properties, management and prospects sufficient to enable him to evaluate his investment; and (iii) the opportunity to obtain such additional information which the Contributee possesses or can acquire without unreasonable effort or expense that the Contributors believe is necessary to make an informed investment decision with respect to the Shares.

          (F) NO VIOLATIONS; CONFLICTS. The execution, delivery and performance of this Agreement by the Contributors and the consummation by the Contributors of the transactions contemplated hereby do not and will not:
     (i) conflict with, constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Contributor is a party or by which any property of the Contributor is bound or affected; or (ii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Contributor is subject (including federal and state securities laws and regulations), or by which any asset of the Contributor is bound or affected; or (iii) violate any charter provision or bylaw of Trinity. The Contributors have not granted, assigned, transferred or conveyed any right, title or interest whatsoever in or to the NRL Centrifuge Agreement, the KG Centrifuge Agreement, the Compressor Agreement (including all rights of any kind to the technology covered by the NRL Centrifuge Agreement, the KG Centrifuge Agreement or the Agreement), the Transferred Technology to any person or entity other than the Contributee, and no lien exists on, in or against the Transferred Technology.

                                  ARTICLE III

                         OTHER AGREEMENTS OF THE PARTIES

3.1      TRANSFER RESTRICTIONS.

          (A) REGISTRATION REQUIREMENTS. If the Contributor decides to dispose of any of the Shares held by Contributor, the Contributor understands and agrees that he may do so only pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act.

          (B) LEGEND. The Contributors agree to the imprinting of the following legend on the certificates representing the Shares:

                  THE ISSUANCE OF THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

                                   ARTICLE IV

                           INDEMNIFICATION AND DAMAGES

4.1 INDEMNIFICATION BY CONTRIBUTEE. The Contributee shall indemnify, defend, and hold the Contributors and their successors and assigns harmless from any and all claims, losses, liabilities and damages, including, without limitation, amounts paid in settlement, reasonable costs of investigation and reasonable fees and disbursements of counsel, directly or indirectly related or arising with respect to (i) any inaccuracy in any representation or warranty of the Contributee under this Agreement; or (ii) any failure to perform or observe any covenant or agreement to be performed by the Contributee set forth in this Agreement or any document delivered to the Contributors pursuant to this Agreement.

4.2 INDEMNIFICATION BY CONTRIBUTORS. The Contributors shall indemnify, defend, and hold the Contributee and its successors and assigns harmless from and against any and all claims, losses, liabilities and damages, including, without limitation, amounts paid in settlement, reasonable costs of investigation and reasonable fees and disbursements of counsel, directly or indirectly related or arising with respect to (i) any inaccuracy in any representation or warranty of the Contributors under this Agreement; or (ii) any failure to perform or observe any covenant or agreement to be performed by the Contributors set forth in this Agreement or any document delivered to the Contributee pursuant to this Agreement.

                                   ARTICLE V

                                  MISCELLANEOUS

5.1 FEES AND EXPENSES. The Contributee shall pay the fees and expenses of both the Contributee and the Contributors incident to the negotiation, preparation, execution, delivery and performance of this Agreement. In connection therewith, the Contributee shall promptly reimburse the Contributors for any such fees and expenses that Contributor has incurred, including the fees and expenses of the Contributor's legal counsel. The Contributee shall pay all stamp and other taxes and duties levied in connection with the issuance of the Securities pursuant hereto.

5.2 ENTIRE AGREEMENT; AMENDMENTS. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

5.3 NOTICES. Any notice or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed to the address listed below:

         If to the Contributee:

                  SAKER ONE CORPORATION
                  Coble Building
                  620 S. Taylor
                  Amarillo, Texas  79101

                  Attention:  Scott Brosier

         If to the Contributors:

                  Trinity Research, Inc.
                  Michael R. Bloom
                  1110 Clifford Drive
                  Kasota, MN  56050

or such other address as may be designated in writing hereafter, in the same manner, by such person.

5.4 AMENDMENTS; WAIVERS. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Contributee and the Contributors; or in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

5.5 HEADINGS. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.6 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.

5.7 GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Texas without regard to the principles of conflicts of law thereof.

5.8 SURVIVAL. The agreements, covenants, and representations and warranties contained in this Agreement shall survive the Closing.

5.9 COUNTERPARTS. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the executing party with the same force and effect as if such facsimile signature page were an original thereof.

5.10 SEVERABILITY. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

5.11 FURTHER ASSURANCES. Each party to this Agreement agrees to execute such documents or instruments, and to take such action, as the other party may reasonably request after the Closing Date in order to effectuate and perfect the transactions contemplated hereby.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the date first above written.


                        CONTRIBUTORS

                        TRINITY RESEARCH, INC.


                        By:___________________________

                        Name:_________________________

                        Title:________________________


                        MICHAEL R. BLOOM

                        ______________________________
                        MICHAEL R. BLOOM



                        CONTRIBUTEE

                        SAKER ONE CORPORATION, a Utah corporation


                        By:____________________________
                        Name:__________________________
                        Title:_________________________

                             CONTRIBUTION AGREEMENT

                                     between

                        NATURAL RESOURCES LIMITED COMPANY

                               as the Contributor

                                       and

                              SAKER ONE CORPORATION

                               as the Contributee

                          Dated as of December 15, 1998

                             CONTRIBUTION AGREEMENT

         This Contribution Agreement (this "AGREEMENT"), dated as of December 15, 1998, is between NATURAL RESOURCES LIMITED COMPANY, a Texas Limited Liability Company (the "CONTRIBUTOR"), and SAKER ONE CORPORATION, a Utah Corporation ("CONTRIBUTEE").

                                    RECITALS

          A.Pursuant to an Acquisition Agreement dated as of December 15, 1998 (THE "ACQUISITION AGREEMENT"), Contributee acquired all of the outstanding capital stock of Triad Compressor, Inc., a Texas corporation
     ("TRIAD-TEXAS") in exchange for shares of common stock of Contributee issued to the shareholders of Triad-Texas (THE "SHAREHOLDERS").

          B.Contributor is a Party to that certain exclusive License and Research Agreement (the "NRL CENTRIFUGE AGREEMENT") dated May 1, 1994, by and between Trinity Research, Inc., Michael R. Bloom and Contributor a copy of which is attached as Exhibit A.

          C. The Acquisition Agreement contemplates that concurrently with the contribution by the Shareholders of the stock of Triad-Texas, Contributor shall enter into this Agreement with Contributee.


                             STATEMENT OF AGREEMENT

         In consideration of the foregoing, the mutual representations, warranties, covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Contributor and the Contributee hereby agree as follows:

                                   ARTICLE I

                                 THE TRANSACTION

1.1 ISSUANCE OF SHARES.  Subject to the terms and  conditions  set forth herein,
the  Contributee  shall  issue  to  the  Contributor  1,200,000  shares of   the
Contributee's common stock, par value $.01 per share (the "SHARES").

1.2      ROYALTY PAYMENTS.

          (A) SEPARATION TECHNOLOGY. For the purpose of this Agreement, "SEPARATION TECHNOLOGY" shall include, but not be limited to, (i) U.S. Patent 5,902,224, and related U.S. patent filings (including, without limitation, continuations, divisionals and continuations-in-part thereof), and foreign counterpart patent filings to these, and the inventions more fully described therein, (ii) the Mass-Mass Cell Centrifuge technology described in Exhibit B to this Agreement, (iii) the Censa Rotor centrifuge technology described in Exhibit C to this Agreement, (iv) the Compressor technology described in Exhibit D to this Agreement, (v) all designs, technical information, know-how, knowledge, data specifications, test results, formulas, patent applications, drawings, prototypes and other information which arise from or relate to the selective separation and purification of gas components from a mixture thereof and (vi) all future improvements, developments, derivative works or additions to any of the aforementioned of any kind that may be developed directly or indirectly by Contributee.

          (B) ROYALTY PAYMENT. Subject to the terms and conditions set forth herein, the Contributee agrees to pay Contributor a royalty payment (the "ROYALTY PAYMENT") equal to the greater of (a) 0.666% of gross receipts derived from the use, benefit, licensing, transfer and sale of the Separation Technology, or (b) a minimum royalty payment of $6,666 per year. The right to receive royalty payments (the "ROYALTY") shall commence with respect to gross receipts received by Contributee for the calendar year ending December 31, 2000. For the purpose of this provision, gross receipts shall be interpreted to include any and all revenue that may be derived in connection with or relating to the use, benefit, licensing, transfer or sale of the Separation Technology, regardless whether such revenue was received in cash securities or other property. Royalty Payments shall be due upon such gross receipts received for the life of the Separation Technology. Contributor agrees that Royalty Payments shall attach to the Separation Technology regardless of the entity that derives the benefit from the Separation Technology, including, without limitation, continued Royalty Payments under this Agreement as a condition for the sale, transfer or conveyance of the Separation Technology to any third party.

          (C) PAYMENT. At the election of the Contributor, Royalty Payments shall be payable (i) in cash or (ii) in additional shares of common stock of the Contributee. Royalty Payments shall be paid by Contributee to Contributor within thirty (30) days after the conclusion of each calendar quarter, provided, however, that royalties based on non-U.S. or non-cash gross receipts may be paid within sixty (60) days after the conclusion of the relevant quarter. Royalty Payments shall be accompanied by a detailed accounting of the basis for such payment, identifying the source and amount of applicable revenues so received.

          (D) RIGHT TO AUDIT.  Contributee  shall,  upon  written  request  from
     Contributor, during normal business hours, but not more frequently than once each calendar year, provide access to pertinent records relating to gross receipts received and Royalties Payments payable in connection with the Separation Technology under this Agreement, to an independent accounting firm chosen by Contributor for purposes of auditing the amount of Royalty Payments due to Contributor during any calendar year. Contributee shall be responsible for all expenses associated with such audit. Upon receipt by Contributee of a request for an audit as provided hereby, Contributee shall provide a copy of such request within 10 days after receipt thereof to all Royalty holders entitled to Royalty Payments with respect to the Separation Technology. The independent audit firm selected to conduct such audit shall be designated by the holders of a majority-in-interest (by Royalty percentage) of the Royalties within 30 days after receipt by such holders of notice of a request for audit. Royalty holders who fail to designate an audit firm shall be deemed to concur with the selection of an auditor made by the Royalty holder who initiates an audit request. In no event shall Contributee be required to conduct more than one audit per year on behalf of all royalty holders.

1.3 ASSIGNMENT. Subject to the terms and conditions set forth herein, and as full consideration for the issuance of the Shares by the Contributee to Contributor, and the Royalty Payment to be paid hereunder, the Contributor hereby grants, assigns, transfers, conveys, delivers and confirms unto Contributee and its successors and assigns forever, all right, title and interest in and to the NRL Centrifuge Agreement, free and clear of all claims, liens and encumbrances other than the right of Contributor to receive the Royalty Payment pursuant to this Agreement. Contributee hereby accepts such assignment and hereby assumes all duties and obligations of Contributee with respect to the NRL Centrifuge Agreement.

1.4      THE CLOSING.

          (A) CLOSING OF TRANSACTIONS. The Closing of all transactions set forth herein (the "CLOSING"), including all transfers, assignments and payments, shall occur effective as of the date hereof at such place as the parties may mutually agree. The date on which the Closing of all of the transactions contemplated hereby occurs is herein referred to as the "CLOSING DATE."

          (B) DELIVERIES BY THE CONTRIBUTEE. At the Closing, the Contributee shall deliver to the Contributor: (i) one or more stock certificates representing the Shares, each registered in such names as the Contributor shall designate, (ii) all other documents, instruments and writings required to be delivered at or prior to the Closing by the Contributee in order to complete the transactions contemplated by this Agreement.

          (C) DELIVERIES BY THE CONTRIBUTOR. At the Closing, the Contributor shall deliver to the Contributee all documents, instruments and writings required to be executed and delivered at or prior to the Closing by the Contributor in order to complete the transactions contemplated by this Agreement.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

2.1 REPRESENTATIONS AND WARRANTIES OF THE CONTRIBUTEE. The Contributee hereby represents and warrants to the Contributor as of the date hereof:

          (A) ORGANIZATION AND QUALIFICATION. The Contributee is a corporation, duly organized, validly existing and in good standing under the laws of the State of Utah, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Contributee is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have a material adverse effect on the business, assets or financial condition of the Contributee.

          (B) AUTHORIZATION; ENFORCEMENT. The Contributee has the requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Contributee and the consummation by it of the transactions contemplated hereby and thereby has been duly authorized by all requisite corporate action on the part of the Contributee. This Agreement has been duly executed and delivered by the Contributee and constitutes the legal, valid and binding obligation of the Contributee enforceable against the Contributee in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws affecting creditors' rights or by other equitable principles of general application. The execution, delivery and performance of this Agreement by the Contributee and the consummation by the Contributee of the transactions contemplated hereby will not require any notice to, filing with, or the consent, approval or authorization of any person or governmental authority.

          (C) CAPITALIZATION. The authorized capital stock of the Contributee consists of 25,000,000 shares of common stock, 14,600,000 shares of which are issued and outstanding. No shares of any capital stock of the Contributee are entitled to preemptive or similar rights, nor is any holder entitled to preemptive or similar rights arising out of any agreement or understanding with the Contributee. There are no outstanding options, warrants, conversion rights, exchange rights, exercise rights, calls, commitments or other rights of any character whatsoever giving any person any right to subscribe for or acquire any capital stock of the Contributee, or any contracts, commitments, understandings, or arrangements by which the Contributee is or may become bound to issue additional shares of its capital stock.

          (D) ISSUANCE OF SHARES. The Shares have been duly authorized, and when issued and paid for in accordance with the terms hereof, shall be validly issued, fully paid and nonassessable.

          (E) NO CONFLICTS. The execution, delivery and performance of this Agreement and the Royalty Agreement by the Contributee and the consummation by the Contributee of the transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Contributee's charter documents or bylaws; (ii) conflict with, constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Contributee is a party or by which any asset of the Contributee is bound or affected; or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Contributee is subject (including federal and state securities laws and regulations), or by which any asset of the Contributee is bound or affected.

          (F) PRIVATE OFFERING. The offer and sale of the Shares are exempt from registration under Section 5 of the Securities Act of 1933, as amended (the "SECURITIES ACT"). Neither the Contributee nor any person acting on its behalf has taken or will take any action which might subject the offering, issuance or sale of the Shares to the registration requirements of Section 5 of the Securities Act.

2.2 REPRESENTATIONS AND WARRANTIES OF THE CONTRIBUTOR. The Contributor hereby represents and warrants to the Contributee as of the date hereof:

          (A) POWER AND AUTHORITY. The Contributor is a duly organized and validly existing Texas limited liability company. The Contributor has the requisite power and authority to execute and deliver the Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

          (B) ENFORCEMENT. This Agreement has been duly executed and delivered by the Contributor and constitutes the legal, valid and binding obligation of the Contributor enforceable against the Contributor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws affecting creditors' rights or by other equitable principles of general application. The execution, delivery and performance of this Agreement by the Contributor and the consummation by the Contributor of the transactions contemplated hereby will not require any notice to, filing with, or the consent, approval or authorization of any person or governmental authority.

          (C) INVESTMENT INTENT. The Contributor is acquiring the Shares for Contributor's own account for investment purposes only and not with a view to or for distributing or reselling the Shares or any part thereof or interest therein, without prejudice, however, to the Contributor's right at all times to sell or otherwise dispose of all or any part of the Shares pursuant to an effective registration statement under the Securities Act and in compliance with applicable state securities laws, or under an exemption from such registration.

          (D) ACCESS TO INFORMATION. The Contributor acknowledges that Contributor has been afforded: (i) the opportunity to ask such questions as he deemed necessary of, and to receive answers from, representatives of the Contributee concerning the terms and conditions of the offering of the Shares, and the merits and risks of investing in the Shares; (ii) access to information about the Contributee and the Contributee's financial condition, results of operations, business, properties, management and prospects sufficient to enable him to evaluate his investment; and (iii) the opportunity to obtain such additional information which the Contributee possesses or can acquire without unreasonable effort or expense that the Contributor believes is necessary to make an informed investment decision with respect to the Shares.

          (E) NO VIOLATIONS; CONFLICTS. The execution, delivery and performance of this Agreement by the Contributor and the consummation by the Contributor of the transactions contemplated hereby do not and will not:
     (i) conflict with, constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Contributor is a party or by which any property of the Contributor is bound or affected; or (ii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Contributor is subject (including federal and state securities laws and regulations), or by which any asset of the Contributor is bound or affected. The Contributor has not granted, assigned, transferred or conveyed any right, title or interest whatsoever in or to the Separation Technology to any person or entity other than the
     Contributee,   and  no  lien  exists  on,  in  or  against  the  Separation
     Technology.

                                  ARTICLE III

                         OTHER AGREEMENTS OF THE PARTIES

3.1      TRANSFER RESTRICTIONS.


          (A) REGISTRATION REQUIREMENTS. If the Contributor decides to dispose of any of the Shares held by Contributor, the Contributor understands and agrees that he may do so only pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act.

          (B) LEGEND. The Contributor agrees to the imprinting of the following legend on the certificates representing the Shares:

                  THE ISSUANCE OF THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

                                   ARTICLE IV

                           INDEMNIFICATION AND DAMAGES

4.1 INDEMNIFICATION BY CONTRIBUTEE. The Contributee shall indemnify, defend, and hold the Contributor and its successors and assigns harmless from any and all claims, losses, liabilities and damages, including, without limitation, amounts paid in settlement, reasonable costs of investigation and reasonable fees and disbursements of counsel, directly or indirectly related or arising with respect to (i) any inaccuracy in any representation or warranty of the Contributee under this Agreement; or (ii) any failure to perform or observe any covenant or agreement to be performed by the Contributee set forth in this Agreement or any document delivered to the Contributor pursuant to this Agreement.

4.2 INDEMNIFICATION BY CONTRIBUTOR. The Contributor shall indemnify, defend, and hold the Contributee and its successors and assigns harmless from and against any and all claims, losses, liabilities and damages, including, without limitation, amounts paid in settlement, reasonable costs of investigation and reasonable fees and disbursements of counsel, directly or indirectly related or arising with respect to (i) any inaccuracy in any representation or warranty of the Contributor under this Agreement; or (ii) any failure to perform or observe any covenant or agreement to be performed by the Contributor set forth in this Agreement or any document delivered to the Contributee pursuant to this Agreement.

                                   ARTICLE V

                                  MISCELLANEOUS

5.1 FEES AND EXPENSES. The Contributee shall pay the fees and expenses of both the Contributee and the Contributor incident to the negotiation, preparation, execution, delivery and performance of this Agreement. In connection therewith, the Contributee shall promptly reimburse the Contributor for any such fees and expenses that Contributor has incurred, including the fees and expenses of the Contributor's legal counsel. The Contributee shall pay all stamp and other taxes and duties levied in connection with the issuance of the Securities pursuant hereto.

5.2 ENTIRE AGREEMENT; AMENDMENTS. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

5.3 NOTICES. Any notice or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed to the address listed below:

         If to the Contributee:

                  SAKER ONE CORPORATION
                  Coble Building
                  620 S. Taylor
                  Amarillo, Texas  79101

                  Attention:  James B. LaPorte

         If to the Contributor:

                  Natural Resources Limited Company
                  620 S. Taylor
                  Amarillo, Texas  79101
                  Attention:  Scott Brosier

or such other address as may be designated in writing hereafter, in the same manner, by such person.

5.4 AMENDMENTS; WAIVERS. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Contributee and the Contributor; or in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

5.5 HEADINGS. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.6 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.

5.7 GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Texas without regard to the principles of conflicts of law thereof.

5.8 SURVIVAL. The agreements, covenants, and representations and warranties contained in this Agreement shall survive the Closing.

5.9 COUNTERPARTS. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the executing party with the same force and effect as if such facsimile signature page were an original thereof.

5.10 SEVERABILITY. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

5.11 FURTHER ASSURANCES. Each party to this Agreement agrees to execute such documents or instruments, and to take such action, as the other party may reasonably request after the Closing Date in order to effectuate and perfect the transactions contemplated hereby.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the date first above written.

                            CONTRIBUTOR

                            NATURAL RESOURCES LIMITED COMPANY


                            By:______________________________
                            Name:____________________________
                            Title:___________________________



                            CONTRIBUTEE

                            SAKER ONE CORPORATION, a Utah corporation


                            By:______________________________
                            Name:____________________________
                            Title:___________________________



                       CONSENT TO TRANSFER AND ASSIGNMENT

Trinity Research, Inc., a Minnesota corporation and Michael R. Bloom hereby consent to the assignment by Contributor to Contributee of Contributor's right, title and interest in and to the NRL Centrifuge Agreement as described above.

                             TRINITY RESEARCH, INC.


                            By:______________________________
                            Name:____________________________
                            Title:___________________________



                            _________________________________
                            Michael R. Bloom